SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of report (date of earliest event reported): May 18, 2004



                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)




           Texas                      0-4690                    74-2126975
(State or other jurisdiction   (Commission file number)     (I.R.S. employer
 of incorporation)                                           identification no.)





                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 404-5000



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Item 5.  Other Events

(1) On May 19, 2004, the Company filed a Form 12b-25, Notification of Late Filing, with respect to the filing of its report on Form 10-Q for the quarter ended March 31, 2004. A copy of the Form 12b-25 filing is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

(2) On May 21, 2004, the Company announced that it received a Notice of Additional Delinquency from Nasdaq stating that the Company failed to timely file its Form 10-Q for the quarterly period ended March 31, 2004, as required by Nasdaq Marketplace Rule 4310(c) (14). This Notice of Additional Deficiency relates to the Nasdaq Staff Determination letter that was received by FIC on April 2, 2004, pertaining to the late filing of FIC's Report on Form 10-K for the year ended December 31, 2003. Additional information concerning this matter is set forth in the Company's press release dated May 21, 2004, a copy of which is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit 99.1 *     Form 12b-25, Notification of Late Filing, dated May
                             19, 2004.

          Exhibit 99.2 *     Press Release dated May 21, 2004.

          * Filed herewith


As provided by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Financial Industries Corporation cautions that the statements in this Form 8-K, including but not limited to, statements found in
Item 7 - "Financial Statements and Exhibits" relating to matters that are not historical factual information are forward-looking statements that represent management's belief and assumptions based on currently available information. The information contained in this report relating to trends in the Company's operations and financial results and the contingencies and uncertainties to which the Company may be subject, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management's current expectations and beliefs concerning the financial results, economic conditions and are subject to known and unknown risks, uncertainties and other factors contemplated by the forward-looking statements.



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Should  one or more of  these  risks or  uncertainties  materialize,  or  should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Investors should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. There can be no assurance that other factors not currently anticipated by management will not also materially and adversely affect the Company.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FINANCIAL INDUSTRIES CORPORATION



Date: May 21, 2004              By:    /s/ Theodore A. Fleron
                                   _________________________________________
                                   Vice President and Secretary



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